SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

SPYR, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	33-20111	75-2636283
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

6700 Woodlands Parkway, Ste. 230, #331

The Woodlands, TX 77382

(Address of Principal Executive Offices and Zip Code)

(303) 991-8000

(Issuer’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
None	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On May 24, 2022, the Registrant entered into a material debitive agreement (“MDA”) not made in the ordinary course of business. The parties to the MDA are the Registrant and JanOne, Inc., a Nevada corporation (“JanOne”). There was no material relationship between the Registrant and JanOne other than in respect of the material definitive agreement.

Pursuant to the terms of the MDA, JanOne agreed to sell, and the Registrant agreed to buy and assume, all legal right, title, and interest to all of the assets, and none of the liabilities, of JanOne’s wholly owned subsidiary, GeoTraq, Inc. (“GeoTraq”), including but not limited to, all accounts receivable, inventory, 13,500 work in process inventory chipsets, 170 completed IOT tracker modules, equipment, machinery, tools, rights under existing warranties, indemnities and insurance benefits, books, records all goodwill and all intellectual property, including an issued patent associated with GeoTraq.

GeoTraq, Inc. develops and manufactures entirely self-contained and ultra-small Mobile IoT (Internet of Things) modules for asset tracking, location-based services, and sensor modules for remote monitoring. The modules are plug-and-play and include turnkey connectivity to cloud services via GeoTraq’s proprietary cloud-based “WebTraq” platform. GeoTraq’s mission is to provide “Simple IoT” at a low cost, with ease of deployment, ease of use, and plug-and-play functionality with no product development required of the customer.

“Mobile IoT” refers to managed IoT “Low Power Wide Area Networks” (LPWAN) in a licensed spectrum. IoT manufacturers are quickly embracing cellular connectivity, given its ability to deliver a secure, real-time device-to-cloud connection needed for remote monitoring, control, or management. This low-power, wide-area network capability is ideal for widely adopted consumer products, such as smartwatches, wearables, and asset trackers, as well as industrial and infrastructure applications, such as gas, water and electric metering, machine monitoring, factory automation, supply chain and logistics oversight.

The aggregate consideration for the asset purchase is $13,500,000, consisting of the Registrant’s issuance of 30,000,000 shares of unregistered restricted common stock to JanOne, and a convertible promissory note (“Note”) in the amount of $12,600,000. The Note accrues interest at 8% per annum, which is agreed to be paid in issuances of restricted common stock quarterly while the Note is outstanding, subject to a beneficial ownership limitation of 9.99% after giving effect to the issuance of restricted common stock. The maturity date is May 24, 2027. There is no prepayment penalty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYR, INC. (Registrant)

Date May 27, 2022

By:	/s/ Tim Matula
Chief Executive Officer

2